UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 2, 2025

American Bitcoin Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-39096	83-2242651
(Commission File Number)	(IRS Employer Identification No.)
1101 Brickell Avenue, Suite 1500
Miami, FL	33131
(Address of Principal Executive Offices)	(Zip Code)

(305) 224 6427

(Registrant’s Telephone Number, Including Area Code)

Gryphon Digital Mining, Inc.

1180 N. Town Center Drive Suite 100

Las Vegas, NV

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.0001 per share	ABTC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on May 9, 2025, American Bitcoin Corp., a Delaware corporation (f/k/a Gryphon Digital Mining, Inc.) (the “Company,” “we” or “us”), GDM Merger Sub I Inc., a Delaware corporation and wholly owned direct subsidiary of Gryphon (as defined below) (“Merger Sub Inc.”), GDM Merger Sub II LLC, a Delaware limited liability company and wholly owned direct subsidiary of Gryphon (“Merger Sub LLC”), and American Bitcoin Corp., a Delaware corporation (“Historical ABTC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).

On September 3, 2025, in accordance with the terms of the Merger Agreement, among other things, (i) Merger Sub Inc. merged with and into Historical ABTC, with Historical ABTC surviving the merger (the “First Merger”) as a wholly owned direct subsidiary of Gryphon (the corporation surviving the First Merger, the “First Merger Surviving Corporation”) and (ii) immediately after the First Merger, the First Merger Surviving Corporation merged with and into Merger Sub LLC, with Merger Sub LLC surviving the merger (the “Second Merger” and, taken together with the First Merger, the “Mergers”) as a wholly owned direct subsidiary of Gryphon. The Company prior to the consummation of the Mergers is referred to in this Current Report on Form 8-K (this “Report”) as “Gryphon” and, following the consummation of the Mergers, is referred to in this Report as the “Combined Company.” All references in this Report to the “Board” refer to the board of directors of Gryphon, prior to the consummation of the Mergers, or the Combined Company, following the consummation of the Mergers, as applicable.

Prior to the consummation of the Mergers (the “Closing”), on September 2, 2025, Gryphon effected a five-for-one (5:1) reverse stock split of its common stock, par value $0.0001 per share (“Gryphon Common Stock”), by filing a certificate of amendment (the “Reverse Stock Split Amendment”) to Gryphon’s amended and restated certificate of incorporation with the Secretary of State of the State of Delaware, as described in more detail in this Report (the “Reverse Stock Split”).

Also on September 2, 2025, following the effectiveness of the Reverse Stock Split Amendment and prior to the Closing, Gryphon filed a Second Amended and Restated Certificate of Incorporation (the “Second A&R Charter”) with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the Delaware General Corporation Law (the “DGCL”). Among other things, the Second A&R Charter reclassified and renamed each issued and outstanding share of Gryphon Common Stock (after giving effect to the Reverse Stock Split) as one fully paid and nonassessable share of Class A Common Stock, par value $0.0001 per share (“Combined Company Class A Common Stock”) (the “Reclassification”). The Second A&R Charter also created two new series of common stock designated as Class B Common Stock, par value $0.0001 per share (“Combined Company Class B Common Stock”), and Class C Common Stock, par value $0.0001 per share (the “Combined Company Class C Common Stock,” and together with the Combined Company Class A Common Stock and the Combined Company Class B Common Stock, the “Combined Company Common Stock”). Each share of Combined Company Class A Common Stock entitles the holder to one vote per share, each share of Combined Company Class B Common Stock entitles the holder to 10,000 votes per share and each share of Combined Company Class C Common Stock entitles the holder to 10 votes per share.

At the effective time of the First Merger (the “First Effective Time”), each share of Class A common stock, par value $0.0001 per share, of Historical ABTC (“Historical ABTC Class A Common Stock”) and each share of Class B common stock, par value $0.0001 per share, of Historical ABTC (“Historical ABTC Class B Common Stock,” and together with the Historical ABTC Class A Common Stock, “Historical ABTC Common Stock”) issued and outstanding immediately prior to the First Effective Time, other than shares of Historical ABTC Common Stock held immediately prior to the First Effective Time by Historical ABTC (as treasury stock or owned by any subsidiary of Historical ABTC) and other than dissenting shares, were converted into the right to receive a number of shares of Combined Company Class A Common Stock or Combined Company Class B Common Stock, respectively, equal to the exchange ratio as set forth in the Merger Agreement (the “Merger Consideration”).

The stockholders of Gryphon previously voted to approve the issuance of the Merger Consideration and the adoption of the Second A&R Charter, among other matters related to the Merger Agreement, at a special meeting of stockholders held on August 27, 2025.

As a result of the Mergers and the issuance of the Merger Consideration, holders of Historical ABTC Common Stock as of immediately prior to the First Effective Time collectively hold approximately 98.0% of the issued and outstanding Combined Company Common Stock, on a fully diluted basis, and the holders of equity interests of Gryphon as of immediately prior to the First Effective Time collectively hold approximately 2.0% of the issued and outstanding Combined Company Common Stock, on a fully diluted basis. The issuance of Combined Company Class A Common Stock as Merger Consideration to former stockholders of Historical ABTC was registered with the SEC pursuant to an effective Registration Statement on Form S-4 (File No. 333-287865).

In connection with and immediately following the consummation of the Mergers, Gryphon changed its name to “American Bitcoin Corp.” by filing a certificate of amendment to the Second A&R Charter with the Secretary of State of the State of Delaware (the “Name Change Amendment”).

Immediately after giving effect to the Mergers, there were approximately 908,588,140 shares of Combined Company Common Stock issued and outstanding, including 159,537,377 shares of Combined Company Class A Common Stock and 732,224,903 shares of Combined Company Class B Common Stock issued to former stockholders of Historical ABTC as Merger Consideration.

The foregoing description of the Merger Agreement and the Mergers does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 12, 2025. The material terms of the Merger Agreement are also described in more detail in the definitive proxy statement/prospectus of Gryphon (the “Proxy Statement/Prospectus”) filed with the SEC on July 31, 2025, in the section titled “The Merger Agreement” beginning on page 101.

Item 1.01 Entry into a Material Definitive Agreement.

On September 3, 2025, the Combined Company entered into separate indemnification agreements with each of its directors and executive officers that, among other things, provide for indemnification and advancement of certain expenses and costs relating to claims, suits or proceedings arising from such person’s service as an officer or director of the Combined Company, as applicable, to the maximum extent permitted by Delaware law.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by reference to the text of the form of indemnification agreement, a copy of which is attached hereto as Exhibit 10.1 and the terms of which are incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

Concurrently with the Closing, the Combined Company repaid all obligations outstanding under, and concurrently terminated, the Loan, Guaranty and Security Agreement, dated as of October 25, 2024 (the “Loan Agreement”), by and among Anchorage Lending CA, LLC, Gryphon and certain of Gryphon’s subsidiaries party thereto. A summary of the material terms and conditions of the Loan Agreement is contained in our Current Report on Form 8-K filed with the SEC on October 28, 2024.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 5.03 by reference. The Combined Company Class B Common Stock issued as Merger Consideration pursuant to the terms of the Merger Agreement was issued in reliance upon the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 3.03 Material Modification to Rights of Security Holders.

The disclosure set forth in the “Introductory Note” above and in the third paragraph of Item 5.01 is incorporated into this Item 3.03 by reference.

Reverse Stock Split

The Reverse Stock Split was previously approved at a special meeting of Gryphon stockholders held on May 24, 2025. At that meeting, Gryphon stockholders approved a reverse split of the Gryphon Common Stock at a ratio in the range of two-for-one (2:1) to forty-for-one (40:1), to be effected at any time prior to the one-year anniversary of the special meeting and with the exact ratio to be determined by the Board in its discretion and without further approval or authorization of Gryphon’s stockholders.

On August 22, 2025, the Board determined to proceed with the Reverse Stock Split at a ratio of five-for-one (5:1). On September 2, 2025, Gryphon filed the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware. The Reverse Stock Split became effective as of 5:00 p.m. Eastern Time on September 2, 2025 (the “Split Effective Time”).

At the Split Effective Time, every five issued and outstanding shares of Gryphon Common Stock were combined automatically into one share of Gryphon Common Stock. No fractional shares were issued in connection with the Reverse Stock Split. Stockholders who otherwise were entitled to receive a fraction of a share because they held a number of shares not evenly divisible by the Reverse Stock Split ratio were automatically entitled to receive one whole share in lieu of such fractional share. No cash was paid for fractional shares. The Reverse Stock Split applied uniformly to all Gryphon stockholders and, other than as a result of this rounding of fractional shares, the ownership percentage of each stockholder remained unchanged immediately following the Reverse Stock Split.

The Reverse Stock Split also applies to shares of Gryphon Common Stock issuable upon exercise or conversion of Gryphon’s outstanding equity awards and warrants. Proportional adjustments will be made to the number of shares issuable upon the exercise of Gryphon’s outstanding equity awards, in accordance with the terms of such awards, and its equity compensation plans, and the number of shares issuable upon the exercise of Gryphon’s outstanding warrants will be adjusted in accordance with the terms of such warrants.

The Reverse Stock Split reduced the number of outstanding shares of Gryphon Common Stock from approximately 82.8 million to approximately 16.6 million (before giving effect to the issuance of the Merger Consideration at the Closing).

Prior to the Split Effective Time, the Gryphon Common Stock traded on the Nasdaq Capital Market under the ticker symbol “GRYP.” The Combined Company Class A Common Stock (giving effect to the Reverse Stock Split, the Reclassification, the Closing and the Name Change Amendment) will commence trading on the Nasdaq Capital Market on September 3, 2025, with the new CUSIP number 02462A104 under the ticker symbol “ABTC.”

Second A&R Charter; A&R Bylaws

In connection with the Mergers, the Board adopted resolutions to amend and restate the bylaws of the Combined Company (the “A&R Bylaws”), effective as of the Closing.

The material terms of the Second A&R Charter (as amended by the Name Change Amendment), the A&R Bylaws and the general effect of their adoption upon the rights of Combined Company security holders are discussed in more detail in the sections of the Proxy Statement/Prospectus titled “The Charter Proposal (Proposal 2)” beginning on page 131, “The Advisory Charter Proposals (Proposals 3-7)” beginning on page 132 and “Comparison of Rights of Holders of ABTC and Combined Company Capital Stock” beginning on page 246.

The descriptions of the Reverse Stock Split Amendment, the Second A&R Charter, the Name Change Amendment and the A&R Bylaws contained in this Report do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, copies of which are attached as Exhibit 3.1, Exhibit 3.2, Exhibit 3.3 and Exhibit 3.4, respectively, to this Report and incorporated by reference herein.

Item 5.01 Changes in Control of Registrant.

The disclosure set forth in the “Introductory Note” above and in Item 5.02 of this Report is incorporated into this Item 5.01 by reference.

A change in control of the Company occurred on September 3, 2025. As a result of the Mergers, American Bitcoin Holdings LLC (“ABH”), a Delaware limited liability company and a wholly owned subsidiary of Hut 8 Corp. (“Hut 8”), holds 585,779,924 shares of Combined Company Class B Common Stock, representing approximately 80% of the voting power of the Combined Company’s capital stock.

As previously disclosed, the Combined Company, ABH and certain other holders of Combined Company Class B Common Stock are party to an Investors’ Rights Agreement, dated as of May 9, 2025 (the “Investors’ Rights Agreement”), the operative provisions of which became effective at the Closing. A description of the material terms of the Investors’ Rights Agreement is contained in the section of the Proxy Statement/Prospectus titled “Agreements Related to the Merger Agreement—Investors’ Right’s Agreement” beginning on page 126, and is incorporated herein by reference. That summary is qualified in its entirety by reference to the full text of the Investors’ Rights Agreement, which was filed as Exhibit 10.4 to our Current Report on Form 8-K filed with the SEC on May 12, 2025.

There are no other arrangements known to the Combined Company, including any pledge by any person of securities of the Combined Company, the operation of which may at a subsequent date result in a change in control of the Combined Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure contained in Item 1.01 of this Report is incorporated into this Item 5.02 by reference.

Resignation of Directors and Executive Officers

Effective as of the Closing, each of Steve Gutterman, Simeon Salzman, Eric Gallie, Jimmy Vaiopoulos, Brittany Kaiser, Jessica Billingsley, Heather Cox, Dan Grigorin and Robby Chang resigned from any and all positions they held as a director or officer of Gryphon and/or any of its subsidiaries, including from any and all committees and subcommittees of the Board. Additionally, Messrs. Gutterman, Salzman and Gallie each entered into a separation and release agreement in connection with the termination of their employment with Gryphon, pursuant to which they will receive their contractual severance entitlements under their previously disclosed employment agreements.

Appointment of Directors

Effective as of the Closing, the size of the Board was fixed at five members, and each of Richard Busch, Justin Mateen, Michael Broukhim, Asher Genoot and Michael Ho was appointed to the Board, with Mr. Genoot appointed as a Class I director, Messrs. Busch and Broukhim appointed as Class II directors, and Messrs. Mateen and Ho appointed as Class III directors.

Effective as of the Closing, the Combined Company’s audit committee consists of Messrs. Broukhim, Mateen and Busch, with Mr. Broukhim serving as the chair of the committee. The Board has determined that each member of the audit committee qualifies as an independent director under the independence requirements of the Sarbanes-Oxley Act of 2002, as amended, Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and applicable Rules of The Nasdaq Stock Market, LLC (the “Nasdaq Corporate Governance Rules”) and listing requirements, and that Mr. Broukhim qualifies as an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K, and possesses financial sophistication, as defined under the rules of Nasdaq.

Richard Busch

Mr. Busch, 60, has been a partner in the litigation section of King & Ballow since September 1998 and is Head of the Entertainment and Intellectual Property sections of King & Ballow. Prior to joining King & Ballow, Mr. Busch served as Law Clerk to the Honorable John V. Parker, Chief Judge of the United States District Court for the Middle District of Louisiana. He holds a Bachelor of Arts from Augustana College and a Juris Doctorate from Loyola University Law School.

The Combined Company believes that Mr. Busch is qualified to serve on the Board due to the breadth and depth of his experience in advising businesses on a variety of transactional, corporate and regulatory matters.

Justin Mateen

Mr. Mateen, 39, served as a member of the board of directors of Historical ABTC prior to the Mergers (the “Historical ABTC Board”) from March 2025 until the Closing. He co-founded Tinder in August 2012, serving as its Chief Marketing Officer from August 2012 until July 2014, and remaining an advisor until August 2017. Mr. Mateen founded JAM Fund in August 2020 and has been an early investor in companies including Brex, Curative Health, Deel, Kalshi, Speak, Varda and Whop, among many others. In 2021 and 2022, Business Insider and Tribe Capital ranked Mr. Mateen as the best early-stage investor in the United States, placing him at the number one spot on the Seed 100 list. In 2020, Forbes listed Mr. Mateen at number seven on their list of the decade’s top Founders under 30. Mr. Mateen is also involved in various real estate projects spanning hotels, industrial, retail, office and multi-family across the United States. He holds a Bachelor of Business Administration from USC Marshall School of Business.

The Combined Company believes that Mr. Mateen is qualified to serve on the Board due to the breadth and depth of his experience in investing in and supporting early-stage companies as well as his experience building and scaling a business.

Michael Broukhim

Mr. Broukhim, 40, served as a member of the Historical ABTC Board from March 2025 until the Closing. He has been the Co-Founder and Co-Chief Executive Officer of FabFitFun, Inc. since June 2010 and a Partner at Green Meadow Ventures since April 2020. Mr. Broukhim has served as an Adjunct Professor at the University of Southern California since August 2014. He holds a Bachelor of Arts from Harvard University and a Juris Doctorate from Stanford Law School.

The Combined Company believes that Mr. Broukhim is qualified to serve on the Board due to his extensive experience in building and scaling a business and his experience in investing in and supporting growth stage companies.

Asher Genoot

Mr. Genoot, 30, served as a member of the Historical ABTC Board from March 2025 until the Closing. He has also served as the Chief Executive Officer of Hut 8 since February 2024, previously serving as its President since the consummation of its business combination with U.S. Data Mining Group, Inc. (“USBTC”). He has served as director of Hut 8 since the consummation of its business combination with USBTC.  Mr. Genoot served as President and Chief Operating Officer and a director of USBTC from its inception in December 2020 until the consummation of the business combination. He has been a serial entrepreneur who started his first business, the Ivy Crest Institute of International Education, at the age of 19 in Shanghai, China and sold it shortly after. Following that experience, Mr. Genoot served as the founder and Chief Executive Officer at Curio, a Shanghai-based education company that expanded across the country from April 2016 to May 2019. He served on the board of directors of Ionic from January to June 2024. He also has experience as the Managing Director at Flagship Endeavors, a brand incubator, a position he held from January 2019 to December 2020. Mr. Genoot graduated from the University of Southern California with a Bachelor in Business Administration.

The Combined Company believes that Mr. Genoot is qualified to serve as the Executive Chairman of the Combined Company and on the Board due to the extensive Bitcoin mining and operations experience he brings as Chief Executive Officer of Hut 8 and as the Co-founder and former President and Chief Operating Officer of USBTC.

Michael Ho

Mr. Ho, 32, served as Executive Chairman of Historical ABTC and a member of the Historical ABTC Board from March 2025 until the Closing. He has also served as the Chief Strategy Officer and a director of Hut 8 since the consummation of its business combination with USBTC. Mr. Ho previously served as Chief Executive Officer of USBTC and as Chairman of its board of directors from its inception in December 2020 until the consummation of its business combination with Hut 8. Mr. Ho has experience as a serial entrepreneur, having founded numerous businesses in the digital and traditional trade sectors. He served as the Chief Executive Officer of Vancouver Motorcars Ltd. (formerly Advant Automotive Inc.) from January 2012 to April 2015. Mr. Ho then served as the Chief Executive Officer of MKH International Ltd., from July 2015 to December 2018. During this six year period, Mr. Ho specialized in currencies, international trade, structured financings and equity structuring. Mr. Ho also has extensive experience in the industry, having begun mining digital assets in 2014. In 2017, Mr. Ho began setting up businesses procuring, managing and selling turnkey digital asset mining facilities.

The Combined Company believes that Mr. Ho is qualified to serve on the Board due to the extensive Bitcoin mining and capital markets experience Mr. Ho brings as Executive Chairman of Historical ABTC, Chief Strategy Officer of Hut 8 and the Co-founder and former Chief Executive Officer of USBTC.

As a result of the Mergers, the Combined Company qualifies as a “controlled company” under the Nasdaq Corporate Governance Rules. The Combined Company intends to rely on certain “controlled company” exemptions, including exemptions from the requirements that (a) the Combined Company must adopt a formal written compensation committee charter and have a compensation committee of at least two members, each of which must be an “Independent Director” (as defined in the Nasdaq Corporate Governance Rules), and (b) the Combined Company must adopt a formal written charter or board resolution addressing the nomination process whereby director nominees are selected either by (i) Independent Directors constituting a majority of the Board’s Independent Directors in a vote in which only Independent Directors participate or (ii) a nominations committee comprised solely of Independent Directors.

Appointment of Executive Officers

Effective as of the Closing, the Board appointed Mr. Genoot as the Combined Company’s Executive Chairman, Mr. Ho as the Combined Company’s Chief Executive Officer and Matt Prusak as the Combined Company’s President and Interim Chief Financial Officer.

Each executive officer of the Combined Company serves at the discretion of the Board and holds office until his or her successor is duly elected and qualified or until his or her earlier death, disability, resignation or removal. There are no family relationships among any of the Combined Company’s directors or executive officers.

Matt Prusak

Mr. Prusak, 32, served as the Chief Executive Officer of Historical ABTC from March 2025 until the Closing. He previously served as Chief Executive Officer of Ionic from January to August 2024. Prior to that, Mr. Prusak served as Chief Commercial Officer of USBTC (later merged into Hut 8) from June 2021 to January 2024 and Chief Business Officer of Curative from March 2020 to February 2021. He holds a Bachelor of Arts from the University of Southern California, a Master of Management Science from Tsinghua University and a Master of Business Administration from Stanford University Graduate School of Business.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in the “Introductory Note” and in Item 3.03 of this Report is incorporated into this Item 5.03 by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective as of the Closing, in connection with the consummation of the Mergers, the Board adopted a new Code of Business Conduct and Ethics (the “Code of Conduct”), which is applicable to all employees, officers and directors of the Combined Company. The Code of Conduct supersedes Gryphon’s previously adopted code of business conduct and ethics. The adoption of the Code of Conduct did not result in any explicit or implicit waiver of any provision of Gryphon’s previously adopted code of business conduct and ethics. The full text of the Code of Conduct is attached to this Report as Exhibit 14.1.

Item 7.01 Regulation FD Disclosure.

On September 3, 2025, the Combined Company issued a press release announcing, among other things, the Closing. The press release is furnished as Exhibit 99.1 to this Report.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Combined Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings.

Item 8.01 Other Events.

The Combined Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three and six months ended June 30, 2025, an updated description of the Combined Company’s business, updated risk factors of the Combined Company and an updated description of the Combined Company’s securities are attached to this Report as Exhibits 99.2, 99.3, 99.4 and 99.5, respectively, and are incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited combined financial statements of Historical ABTC as of December 31, 2024 and 2023 and for the years ended December 31, 2024, 2023 and 2022, are attached to this Report as Exhibit 99.6 and are incorporated herein by reference.

The unaudited combined financial statements of Historical ABTC as of and for the three months ended March 31, 2025, and as of and for the three and six months ended June 30, 2025, are attached to this Report as Exhibit 99.7 and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of June 30, 2025, the unaudited pro forma condensed combined statement of operations for the three and six months ended June 30, 2025 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2024, are attached to this Report as Exhibit 99.8 and are incorporated herein by reference.

(d)	Exhibits

The following exhibits are being filed or furnished, as applicable, with this Report:

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of May 9, 2025, by and among Gryphon Digital Mining, Inc., GDM Merger Sub I Inc., GDM Merger Sub II LLC and American Bitcoin Corp. (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed with the SEC on May 12, 2025).
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Gryphon Digital Mining, Inc. (Reverse Stock Split Amendment), dated September 2, 2025.
3.2	Second Amended and Restated Certificate of Incorporation of Gryphon Digital Mining, Inc., dated September 2, 2025.
3.3	Certificate of Amendment to Second Amended and Restated Certificate of Incorporation of Gryphon Digital Mining, Inc. (Name Change Amendment), dated September 3, 2025.
3.4	Amended and Restated Bylaws of American Bitcoin Corp., dated September 3, 2025.
10.1	Form of Indemnification Agreement.
10.2*	Investors’ Rights Agreement, dated as of May 9, 2025, by and among Gryphon Digital Mining, Inc., American Bitcoin Corp. and the stockholders of American Bitcoin Corp. party thereto (incorporated by reference to Exhibit 10.4 of the Current Report on Form 8-K filed with the SEC on May 12, 2025).
14.1	American Bitcoin Corp. Code of Business Conduct and Ethics.
99.1	Press Release, dated September 3, 2025.
99.2	American Bitcoin Corp. Management’s Discussion and Analysis of Financial Condition and Results of Operations for the Three and Six Months Ended June 30, 2025 and 2024.
99.3	Description of the Business of American Bitcoin Corp.
99.4	Risk Factors of American Bitcoin Corp.
99.5	Description of Capital Stock of American Bitcoin Corp.
99.6	Audited Combined Financial Statements of American Bitcoin Corp. as of December 31, 2024 and 2023 and for the years ended December 31, 2024, 2023 and 2022.
99.7	Unaudited Combined Financial Statements of American Bitcoin Corp. as of and for the three months ended March 31, 2025 and 2024, and as of and for the three and six months ended June 30, 2025 and 2024.
99.8	Unaudited Pro Forma Condensed Combined Financial Information for the year ended December 31, 2024, and as of and for the three and six months ended June 30, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request.

Forward-Looking Statements

This Report includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Rule 175 promulgated thereunder, and Section 21E of the Exchange Act, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements, include, but are not limited to, statements relating to the Combined Company’s continued listing on Nasdaq after the Closing and the vision, goals and trajectory of the Combined Company.

Forward-looking statements are not statements of historical fact, but instead represent management’s expectations, estimates and projections regarding future events based on certain material factors and assumptions at the time the statement was made. While considered reasonable by the Combined Company as of the date hereof, such statements are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements, including, but not limited to: the outcome of any legal proceedings that may be instituted against the Combined Company; the possibility that the anticipated benefits of the Mergers are not realized when expected or at all; the possibility that the vision, goals, and trajectory of the Combined Company are not timely achieved or realized or achieved or realized at all; the possibility that the integration of Historical ABTC into the Combined Company may be more difficult, time-consuming or costly than expected; and other factors that may affect future results of the Combined Company. Additional factors that could cause results to differ materially from those described above can be found in the Proxy Statement/Prospectus, in our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2024, in Exhibit 99.4 to this Report and in other documents we have filed with the SEC.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BITCOIN CORP.

Date: September 3, 2025	By:	/s/ Matt Prusak
		Name:	Matt Prusak
		Title:	President and Interim Chief Financial Officer